SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ___)

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☐  Definitive Proxy Statement

☒  Definitive Additional Materials

☐  Soliciting Material pursuant to §240.14a-12

Coastal Financial Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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or a 3-year term, Christopher D. Adams, document

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 18, 2020

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

COASTAL FINANCIAL CORPORATION C/O TRANSFER ONLINE, INC.

512 SE SALMON ST PORTLAND, OR 97214

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See the reverse side of this notice to obtain proxy materials and voting instructions.

Meeting Information

Meeting Type: Annual Meeting

For holders as of: March 16, 2020

Date:  May 18, 2020Time: 6:00 PM PDT

Location: Evergreen Branch

Coastal Community Bank 5415 Evergreen Way

Everett, Washington 98203

CORPORATION

COASTAL FINANCIAL

Before You Vote

How to Access the Proxy Materials

How To Vote

Please Choose One of the Following Voting Methods

0000450930_2 R1.0.1.18

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow g .                  available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Proxy Materials Available to VIEW or RECEIVE:

1.	Combined Document

How to View Online:

Have the information that is printed in the box marked by the arrow g(located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

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3) BY E-MAIL*:sendmaterial@proxyvote.com

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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 04, 2020 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following:

1. Election of 2 Directors for a 3-year term,

Nominees

01 Andrew P. Skotdal

02 Gregory A. Tisdel

The Board of Directors recommends you vote FOR the following proposal:

2. Ratification of the appointment of Moss Adams LLP as the independent registered public accounting firm for the fiscal year 2020.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Voting items

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